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                                                                     Exhibit 3.1

                              The Corporations Law



                           A company limited by shares

                  incorporated in Australian Capital Territory


                 ----------------------------------------------

                            MEMORANDUM OF ASSOCIATION

                                       of

                  WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

                                (ACN 081 709 211)
                 ----------------------------------------------


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     1.  NAME OF THE COMPANY

         The name of the company is WESTPAC SECURITISATION MANAGEMENT PTY
         LIMITED.

     2.  SHARE CAPITAL

         The share capital of the company is $100,000,000 divided into 100,000,000 shares of $1.00 each.

     3.  LIMITED LIABILITY

         The liability of the members is limited.

     4.  SUBSCRIBERS

         The person whose name, address and occupation are set out below wishes to form a company under this Memorandum of Association and agrees to take the number of shares in the capital of the company set out opposite that person's name.


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Full name, address and                 Signature of          Number of shares

occupation of subscriber               subscriber            taken by the

                                                             subscriber

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Ian Brian HOPKINS                                            1

29 Stonecrop Road

North Turramurra  NSW  2074

Accountant                             Ian Brian HOPKINS


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DATED this     day of              , 1998.

                        Witness to the above signature:

                        Donna Marie Anne DECLASE

                        Level 17, The Chifley Tower

                        2 Chifley Square, Sydney NSW 2000